                                                                Exhibit 99(a)




                              LETTER OF TRANSMITTAL


                             TXU ENERGY COMPANY LLC

                       is offering to issue the following:

                  Floating Rate Exchange Senior Notes due 2006
                               in exchange for its
                       Floating Rate Senior Notes due 2006

                     Pursuant to a Prospectus, dated      , 2005


-------------------------------------------------------------------------------
THIS EXCHANGE OFFER WILL EXPIRE AT MIDNIGHT, NEW YORK CITY TIME, ON , UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE VALIDLY WITHDRAWN PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.
-------------------------------------------------------------------------------

                                   Deliver To:
                     The Bank of New York, as Exchange Agent

                By Registered or Certified Mail, Overnight Courier:
                           Corporate Trust Operations
                               Reorganization Unit
                           101 Barclay Street - 7 East
                            New York, New York 10286
                          Attention: Giselle Guadalupe
                        Reference: TXU Energy Company LLC

                                    By Hand:
                         Corporate Trust Services Window
                                   Lobby Level
                               101 Barclay Street
                            New York, New York 10286
                          Attention: Giselle Guadalupe
                        Reference: TXU Energy Company LLC

                  By Facsimile (for Eligible Institution Only):
                                 (212) 298-1915
                              Confirm by Telephone:
                                 (212) 815-6331

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET-FORTH ABOVE, OR TRANSMISSION OF THIS LETTER OF TRANSMITTAL VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY OF THIS LETTER OF TRANSMITTAL.

         The undersigned acknowledges that he or she has received a prospectus, dated , 2005 (the "Prospectus"), of TXU Energy Company LLC, a Delaware limited liability company (the "Company"), a copy of (i) the Company's Annual Report and
(ii) the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 31, 2004 and this letter of transmittal (the "Letter of Transmittal"), which collectively constitute the Company's offer (the "Exchange Offer") to issue an aggregate principal amount of up to $400,000,000 of its Floating Rate Exchange Senior Notes due 2006 (the "New Notes"), which have been registered under the Securities Act of 1933, as amended (the "Securities Act"), in exchange for a like principal amount of issued and outstanding Floating Rate Senior Notes due 2006 (the "Old Notes"), which were not so registered. Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

         In order for any Holder (as herein defined) of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message (as hereinafter defined) with respect to such Holder. Certificates for Old Notes are to be forwarded herewith or, if a tender of Old Notes is to be made by book-entry transfer, the tender should be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Prospectus under THE EXCHANGE OFFER -- "Procedures for Tendering - Registered Holders and DTC Participants." DELIVERY OF DOCUMENTS TO DTC DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         By causing Old Notes to be credited to the Exchange Agent's account at DTC in accordance with DTC's procedures for transfer, including the transmission by DTC of an Agent's Message to the Exchange Agent, the DTC participant will be deemed to confirm, on behalf of itself and the beneficial owners of such Old Notes, all provisions of this Letter of Transmittal applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and delivered this Letter of Transmittal to the Exchange Agent. As used herein, the term "Book-Entry Confirmation" means a confirmation of the book-entry tender of Old Notes by the Holder thereof into the Exchange Agent's account at DTC, and the term "Agent's Message" means a message, electronically transmitted by DTC to and received by the Exchange Agent, and forming a part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgement from a Holder of Old Notes stating that such Holder has received and agrees to be bound by, and makes each of the representations and warranties contained in, this Letter of Transmittal and, further, that such Holder agrees that the Company may enforce this Letter of Transmittal against such Holder.

         The term "Holder," as used in this Letter of Transmittal, means any of
(a) any person in whose name Old Notes are registered on the books of the Company, (b) any other person who has obtained a properly completed bond power from the registered Holder and (c) any DTC participant whose Old Notes are held of record by DTC. Holders who wish to tender their Old Notes must complete this Letter of Transmittal in its entirety or must cause an Agent's Message to be transmitted.

         Any other beneficial owner whose Old Notes are registered in the name of a broker or other nominee and who wishes to tender should contact such broker or nominee promptly and instruct such broker or nominee to tender on behalf of the beneficial owner. If the beneficial owner wishes to tender on its own behalf, such beneficial owner must, prior to completing and executing this Letter of Transmittal and delivering its Old Notes, either make appropriate arrangements to register ownership of the Old Notes in such beneficial owner's name or obtain a properly completed bond power from the registered Holder of the Old Notes. The transfer of registered ownership may take considerable time.

         Complete the appropriate boxes below to indicate the Old Notes to which this Letter of Transmittal relates and the action the undersigned desires to take with respect to the Exchange Offer. If the space provided below is inadequate, the certificate numbers and principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.

         THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

---------------------------------------------------------- ----------------- -------------------- --------------------
                DESCRIPTION OF OLD NOTES                          1                   2                    3
---------------------------------------------------------- ----------------- -------------------- --------------------
                                                                                Aggregate
                                                                                Principal            Principal
       Name(s) and Address(es) of Registered Holder(s)         Certificate      Amount of             Amount
                (Please fill in, if blank)                       Number(s)*     Old Note(s)          Tendered**
---------------------------------------------------------- ----------------- -------------------- --------------------

                                                           ----------------- -------------------- --------------------

                                                           ----------------- -------------------- --------------------
                                                                Total
---------------------------------------------------------- ----------------- -------------------- --------------------
*        Need not be completed if Old Notes are being tendered by book-entry transfer.
**       Unless otherwise indicated in the column, a Holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column 2. See Instruction 2. Old Notes tendered hereby must be in minimum denominations of principal amount of $1,000 and integral multiples of $1,000 thereof. See Instruction 1.
----------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:
                                   ----------------------------------------------------------------------------------
DTC Account Number:
                                   -----------------------------------------------------------------------------------
Transaction Code Number:
                                   -----------------------------------------------------------------------------------

         By crediting Old Notes to the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting an Agent's Message to the Exchange Agent in which the Holder of Old Notes acknowledges and agrees to be bound by the terms of this Letter of Transmittal, the participant in ATOP confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter of Transmittal applicable to it and such beneficial owners as if it had completed the information required herein and executed and transmitted this Letter of Transmittal to the Exchange Agent.

[ ]      CHECK HERE IF TENDERED OLD NOTES ARE ENCLOSED HEREWITH.

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
                ------------------------------------------------------------------------------------------------------
Address:
                ------------------------------------------------------------------------------------------------------

                ------------------------------------------------------------------------------------------------------

         Affiliates of the Company, within the meaning of Rule 405 of the Securities Act, and broker-dealers that acquired Old Notes directly from the Company may not participate in this exchange offer. They must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale of their Old Notes. The Prospectus delivered herewith may not be used for any such resale of Old Notes.

         If the undersigned is not a broker-dealer, the undersigned represents that it is not participating in, and does not intend to participate in, a distribution of the New Notes. If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes, it represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making or other trading activities, and not directly from the Company, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

                               TENDER OF OLD NOTES

Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby.

         The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter of Transmittal and the Old Notes to the Company. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest. The undersigned hereby acknowledges its full understanding that the Exchange Agent also performs functions as agent of the Company.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents and warrants that (a) any New Notes acquired in exchange for Old Notes tendered hereby will have been acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the undersigned, (b) neither the Holder of such Old Notes nor any such other person is engaged or intends to engage in, or has an arrangement or understanding with any person to participate in, the distribution (within the meaning of the Securities Act) of such New Notes, (c) neither the Holder of such Old Notes nor any such other person is an "affiliate," as defined in Rule 405 under the Securities Act, of the Company and (d) if such holder is a broker or dealer registered under the Exchange Act, it will receive the New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities.

         The undersigned also acknowledges that this Exchange Offer is being made by the Company in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by Holders thereof (other than any such Holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such Holders' business and that such Holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities Act) of such New Notes. However, the Company does not intend to request the SEC to consider, and the SEC has not considered, the Exchange Offer in the context of a no-action letter and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. The undersigned represents that it has no arrangement or understanding with any person to participate in a distribution (within the meaning of the Securities Act) of New Notes and, if such Holder is not a broker-dealer, that it is not engaged in, and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution (within the meaning of the Securities
Act) of such New Notes. The undersigned also acknowledges that if the Company's interpretation of the above mentioned no-action letters is incorrect such Holder may be held liable for any offers, resales or transfers of New Notes that are in violation of the Securities Act. The undersigned further acknowledges that neither the Company nor the Exchange Agent will indemnify any Holder for any such liability under the Securities Act.

         If the undersigned is a broker-dealer that will receive New Notes for its own account in exchange for Old Notes that were acquired as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The Company has agreed that, subject to the provisions of the registration rights agreement, the Prospectus may be used by such participating broker-dealer for a period of 90 days after the consummation of the Exchange Offer. By acceptance of the Exchange Offer, each participating broker-dealer that will receive New Notes for its own account pursuant to the Exchange Offer agrees that, upon receipt of notice from the Company of the happening of any event which makes any statement in the Prospectus untrue in any material respect or requires the making of any changes in the Prospectus in order to make the statements therein not misleading (which notice the Company agrees to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission and has furnished copies of the amended or supplemented Prospectus to such broker-dealer. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill its prospectus delivery requirements with respect to the New Notes (other than a resale of New Notes received in exchange for an unsold allotment of Old Notes purchased directly from the Company) with the Prospectus which constitutes part of the Exchange Offer. If a broker-dealer acquired any Old Notes directly from the Company the broker-dealer may not participate in the exchange offer. Such a broker-dealer must, absent an exemption, comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale of such Old Notes. In no event may the Prospectus delivered herewith be used in connection with any secondary resale of such Old Notes.

         The undersigned also warrants that acceptance of any tendered Old Notes by the Company and the issuance of New Notes in exchange therefor shall constitute performance in full by the Company of certain of its obligations under the related registration rights agreement, which has been filed as an exhibit to the registration statement in connection with the Exchange Offer.

         The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be validly withdrawn only in accordance with the procedures set forth in THE EXCHANGE OFFER -- "Withdrawal of Tenders of Old Notes " section of the Prospectus.

         Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not tendered or exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes ."

         The Company will be deemed to have accepted validly tendered Old Notes when, as and if the Company shall have given oral (promptly confirmed in writing) or written notice of acceptance to the Exchange Agent.

         THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES " ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.


---------------------------------------------------------      ------------------------------------------------------

             SPECIAL ISSUANCE INSTRUCTIONS                                 SPECIAL DELIVERY INSTRUCTIONS
               (See Instructions 3 and 4)                                   (See Instructions 3 and 4)

To be completed ONLY if  certificates  for Old Notes not       To be completed  ONLY if  certificates  for Old Notes
exchanged  and/or New Notes are to be issued in the name       not  exchanged  and/or  New  Notes  are to be sent to
of  someone  other  than the  person  or  persons  whose       someone  other  than  the  person  or  persons  whose
signature(s)   appear(s)   below  on  this   Letter   of       signature(s)  appear(s) on this Letter of Transmittal
Transmittal,  or if Old Notes  delivered  by  book-entry       below or to such  person  or  persons  at an  address
transfer  which are not  accepted for exchange are to be       other than shown in the box entitled  "Description of
returned  by  credit  to an  account  maintained  at DTC       Old Notes " on this Letter of Transmittal above.
other than the account indicated above.

Issue:   New Notes and/or Old Notes to:
                                                               Mail:    New Notes and/or Old Notes  to:

Name(s)                                                        Name(s)
               ------------------------------------------                  ------------------------------------------
                 (Please Type or Print)                                       (Please Type or Print)

---------------------------------------------------------      ------------------------------------------------------
                 (Please Type or Print)                                       (Please Type or Print)

Address                                                        Address
               ------------------------------------------                  ------------------------------------------

---------------------------------------------------------      ------------------------------------------------------
                       (Zip Code)                                                   (Zip Code)
                                                               ------------------------------------------------------

Employer Identification Number
  or Social Security Number               --------------


             (Complete Substitute Form W-9)

[ ] Credit unexchanged Old Notes delivered by book-entry transfer to the DTC account set forth below.

---------------------------------------------------------
                  (DTC Account Number,
                     If Applicable)
---------------------------------------------------------
  IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE IN LIEU
  THEREOF (TOGETHER WITH THE CERTIFICATES FOR OLD NOTES OR A BOOK-ENTRY
  CONFIRMATION) AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE
  EXCHANGE AGENT PRIOR TO MIDNIGHT, NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                  PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.


----------------------------------------------------------------------------------------------------------------------
                                              PLEASE SIGN HERE
                                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
                        (Complete accompanying Substitute Form W-9. See Instruction 5 below.)

Dated:

x                                                                                                             , 2005
  ---------------------------------------------------        --------------------------------------------------

x                                                                                                             , 2005
  ---------------------------------------------------        -------------------------------------------------
                   Signature(s) of Owner                                               Date

         Area Code and Telephone Number ----------------------------------------------------------------------------

         This Letter of Transmittal must be signed by the registered Holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes hereby tendered or on a DTC security position listing or by any person(s) authorized to become a registered Holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

Name(s): ------------------------------------------------------------------------------------------------------------

         ------------------------------------------------------------------------------------------------------------
                             (Please Type or Print)

Capacity:------------------------------------------------------------------------------------------------------------

Address:------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------
                              (Including Zip Code)



                               SIGNATURE GUARANTEE
                         (If required by Instruction 3)

Signature(s) Guaranteed by
an Eligible Institution:
                                  ------------------------------------------------------------------------------------
                                                                                              (Authorized Signature)

----------------------------------------------------------------------------------------------------------------------
                                     (Title)

----------------------------------------------------------------------------------------------------------------------
                                 (Name and Firm)

Dated:
----------------------------------------------------------------------------------------------------------------------

                                  INSTRUCTIONS

             Forming Part of the Terms and Conditions of the Exchange Offer

1.       Delivery of this Letter of Transmittal and Old Notes.

         In order for any Holder of Old Notes to tender all or any portion of such Old Notes, the Exchange Agent must receive either this Letter of Transmittal completed by such Holder or an Agent's Message with respect to such Holder. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or facsimile hereof or Agent's Message in lieu hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein prior to midnight, New York City Time, on the Expiration Date. Old Notes tendered hereby must be in minimum denominations of $1,000 and integral multiples of $1,000 in excess thereof.

         The method of delivery of Old Notes, this Letter of Transmittal and all other required documents to the Exchange Agent is at the election and risk of the Holder, but the delivery will be deemed made only when actually received by the Exchange Agent. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure delivery to the Exchange Agent before the Expiration Date. No Old Notes or Letters of Transmittal should be sent to the Company. Holders may request their respective brokers, dealers, commercial banks, trust companies or nominees to effect the above transactions for such Holders.

         See the section entitled THE EXCHANGE OFFER in the Prospectus.

2. Partial Tenders (not applicable to Holders who tender by book-entry transfer).

         If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering Holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old Notes -- Principal Amount Tendered." A reissued certificate representing the balance of untendered Old Notes will be sent to such tendering Holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

3. Signatures on this Letter of Transmittal; Bond Powers and Endorsements; Guarantee of Signatures.

         If this Letter of Transmittal is signed by the Holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on DTC's security position listing as the Holder of such Old Notes without any change whatsoever.

         If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

         If any tendered Old Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

         If this Letter of Transmittal is signed by the registered Holder or Holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the registered Holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal is signed by a person other than the registered Holder or Holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered Holder or Holders appear(s) on the certificate(s) and signatures on such certificate(s) or bond powers must be guaranteed by an Eligible Institution.

         If this Letter of Transmittal or any certificates representing Old Notes or any bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority to so act must be submitted.

         Except as provided below, endorsements on certificates for Old Notes or signatures on bond powers required by this Instruction 3 must be guaranteed by a firm which is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Institution").

         Signatures on this Letter of Transmittal need NOT be guaranteed by an Eligible Institution if the Old Notes are tendered (1) by a registered Holder of Old Notes who has not completed the box entitled "Special Issuance Instructions" or "Special Delivery Instructions" or (2) for the account of an Eligible Institution.

4.       Special Issuance and Delivery Instruction.

         Tendering Holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such Holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

5.       Taxpayer Identification Number.

         United States federal income tax law generally requires that a tendering Holder whose Old Notes are accepted for exchange must provide the Company (as payor) with such Holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below, which in the case of a tendering Holder who is an individual, is generally his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, delivery to such tendering Holder of New Notes may be subject to backup withholding of all reportable payments made after the exchange. The backup withholding rate for 2005 through 2010 is 28%; and for 2011 and later years is 31%.

         Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules will be allowed as a credit or a refund against the Holder's United States federal income tax liability, if certain required information is provided to the Internal Revenue Service.

         Certain types of Holders of Old Notes (generally including, among others, corporations and certain foreign entities) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

         To prevent backup withholding, each tendering Holder of Old Notes must provide its correct TIN by completing the substitute Form W-9 set forth below, certifying that the Holder is a United States person (including a United States resident alien), that the TIN provided is correct (or that such Holder is awaiting a TIN) and that (1) the Holder is exempt from backup withholding, (2) the Holder has not been notified by the Internal Revenue Service that such Holder is subject to a backup withholding as a result of a failure to report all interest or dividends or (3) the Internal Revenue Service has notified the Holder that such Holder is no longer subject to backup withholding. If the tendering Holder of Old Notes is a nonresident alien or foreign entity not subject to backup withholding, such Holder must give the Company a completed Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Tax Withholding, or if applicable, Form W-8ECI, Certificate of Foreign Person's Claim for Exemption From Withholding on Income Effectively Connected with the Conduct of a Trade or Business in the United States. These forms may be obtained from the Exchange Agent. If the Old Notes are in more than one name or are not in the name of the actual owner, such Holder should consult the W-9 Guidelines for information on which TIN to report. If such Holder does not have a TIN, such Holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the substitute Form W-9, write "applied for" in lieu of its TIN and sign the Certificate of Awaiting Taxpayer Identification Number.
Note: Checking this box and writing "applied for" on the Form means that such Holder has already applied for a TIN or that such Holder intends to apply for one in the near future. If such Holder does not provide its TIN to the Company within 60 days, backup withholding will begin and continue until such Holder furnishes its TIN to the Company.

6.       Transfer Taxes.

         The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Old Notes to the Company or its order pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder.

7.       Company Determination Final; Waiver of Conditions.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Old Notes and withdrawal of tendered Old Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Old Notes not properly tendered or any Old Notes the Company's acceptance of which would, in the opinion of counsel for the Company, be unlawful. The Company also reserves the right to waive any defects, irregularities or conditions of tender as to particular Old Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) shall be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Old Notes must be cured within such time as the Company shall determine. None of the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Old Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Old Notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Old Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the Exchange Agent to the tendering Holders of the Old Notes, unless otherwise provided in this Letter of Transmittal, promptly following the Expiration Date.

8.       No Conditional Tenders.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders of Old Notes, by causing this Letter of Transmittal or an Agent's Message in lieu hereof to be delivered to the Exchange Agent, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

         None of the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

9.       Mutilated, Lost, Stolen or Destroyed Old Notes.

         Any Holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

10.      Requests for Additional Copies.

         Requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent, at the address and telephone number indicated above.

11.      Incorporation of the Letter of Transmittal.

         This Letter of Transmittal shall be deemed to be incorporated in, and acknowledged and accepted by, a tender through, DTC's ATOP procedures by any participant on behalf of itself and the beneficial owners of any Old Notes so tendered.

12.      Withdrawals.

         This tender may be withdrawn only in accordance with the procedures set forth in THE EXCHANGE OFFER -- "Withdrawal of Tenders of Old Notes " section of the Prospectus.



                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                               (SEE INSTRUCTION 5)

----------------------------------------------------------------------------------------------------------------------
SUBSTITUTE                  PART 1 --  PLEASE  PROVIDE  YOUR  TIN IN THE BOX AT       TIN: ------------------------
Form W-9                    RIGHT AND CERTIFY BY SIGNING AND DATING BELOW:           (Social Security Number or
                                                                                     Employer Identification Number)
----------------------------------------------------------------------------------------------------------------------
                            Part 2 -- TIN Applied For [ ]
----------------------------------------------------------------------------------------------------------------------
Department of the           Payor's Request for Taxpayer Identification Number ("TIN") and Certification
Treasury Internal Revenue
Service                     CERTIFICATION:  UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT

                            (1)      the number shown on this form is my correct
                                     Taxpayer Identification Number (or I am
                                     waiting for a number to be issued to me);

                            (2)      I am not subject to backup withholding
                                     because: (a) I am exempt from backup
                                     withholding, or (b) I have not been
                                     notified by the Internal Revenue Service
                                     (the "IRS") that I am subject to backup
                                     withholding as a result of a failure to
                                     report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding;

                            (3)      I am a U.S. person (including a U.S.
                                     resident alien); and

                            (4) any other information provided on this form is true and correct.

                            SIGNATURE                                     DATE
                                      ------------------------------            ------------------------
----------------------------------------------------------------------------------------------------------------------
You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax return and you have not been notified subsequently by the IRS that you are no longer subject to backup withholding.
----------------------------------------------------------------------------------------------------------------------

              YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                    THE BOX IN PART 2 OF SUBSTITUTE FORM W-9
----------------------------------------------------------------------------------------------------------------------
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a Taxpayer Identification Number has not been issued to me, and either (a) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue
Service Center or Social Security Administrative Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a Taxpayer Identification Number by the time of the exchange, 30 percent
(subject to further adjustment under applicable law) of all reportable payments made to me thereafter will be withheld until I provide a number.

------------------------------------------------------------      ----------------------------------------------------
                         Signature                                                       Date
----------------------------------------------------------------------------------------------------------------------




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